GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Consolidated Balance Sheets	F-3

Condensed Consolidated Statements of Operations and Comprehensive loss	F-4

Condensed Consolidated Statements of Cash Flows	F-5

Condensed Consolidated Statements of Changes in Stockholder’s Deficit	F-6

Notes to Condensed Consolidated Financial Statements	F-7 – F-14

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBR 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

	September 30,2019	December 31, 2018
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$6,132	$19,890
Accouns receivable	-	4,348
Deposits and prepayments	34,207	54,499
Other receivables	29,890	12,818

Total current assets	70,229	91,555

Non-current assets:
Plant and equipment	268,777	287,441

TOTAL ASSETS	$339,006	$378,996

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Accounts payable	$12,152	$7,782
Accrued liabilities and other payables	66,389	60,235
Amount due to a director	459,084	489,177
Current portion of obligation under finance lease	4,808	-

Total current liabilities	542,433	557,194

Non-current liabilities:
Obligation under finance lease	10,815	-

TOTAL LIABILITIES	553,248	557,194

Commitments and contingencies

STOCKHOLDER’S DEFICIT
Paid-up capital	318,446	143,892
Accumulated other comprehensive income	25,571	10,413
Accumulated deficit	(558,259)	(332,503)

Stockholder’s deficit	(214,242)	(178,198)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$339,006	$378,996

See accompanying notes to condensed consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended Septmeber 30,
	2019	2018

Revenue, net	$7,389	$869

Operating expenses:
General and administrative expenses	(232,900)	(149,579)
Total operating expenses	(232,900)	(149,579)

LOSS FROM OPERATION	(225,511)	(148,710)

Other income (expense):
Interest expense	(306)	-
Sundry income	61	215

Total other (expense) income	(245)	215

LOSS BEFORE INCOME TAXES	(225,756)	(148,495)

Income tax expense	-	-

NET LOSS	(225,756)	(148,495)

Other comprehensive income:
– Foreign currency adjustment income	15,158	7,127

COMPREHENSIVE LOSS	$(210,598)	$(141,368)

See accompanying notes to condensed consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended Septmeber 30,
	2019	2018

Cash flow from operating activities:
Net loss	$(225,756)	$(148,495)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of plant and equipment	26,978	28,419

Change in operating assets and liabilities:
Accounts receivables	4,348	-
Deposits and prepauments	20,292	16,981
Other receivables	(17,072)	(30,267)
Accounts payable	4,370	1,937
Accrued liabilities and other payables	6,154	58,050
Net cash used in operating activities	(180,686)	(73,375)

Cash flow from financing activities:
Purchase of plant and equipment	(17,734)	-

Net cash used in financing activities	(17,734)	-

Cash flow from financing activities:
Advance from (to) a director	(30,093)	68,496
Proceeds from finance lease	16,401	-
Repayment to finance lease	(778)	-
Proceeds from capital injection	174,554	-
Net cash generated from financing activities	160,084	68,496

Foreign currency translation adjustment	24,578	23,281

Net change in cash and cash equivalents	(13,758)	18,402

BEGINNING OF PERIOD	19,890	9,855

END OF PERIOD	$6,132	$28,257

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$-	$-
Cash paid for interest	$306	$-

See accompanying notes to condensed consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Paid-up capital	Accumulated other comprehensive income	Accumulated deficit	Total stockholder’s equity (deficit)

Balance as of January 1, 2018 (Audited)	$143,892	$3,519	$(137,820)	$9,591

Foreign currency translation adjustment	-	7,127	-	7,127

Net loss for the period	-	-	(148,495)	(148,495)

Balance as of September 30, 2018	$143,892	$10,646	$(286,315)	$(131,777)

Balance as of January 1, 2019 (Audited)	$143,892	$10,413	$(332,503)	$(178,198)

Capital injection from a shareholder	174,554	-	-	174,554

Foreign currency translation adjustment	-	15,158	-	15,158

Net loss for the period	-	-	(225,756)	(225,756)

Balance as of September 30, 2019	$318,446	$25,571	$(558,259)	$(214,242)

See accompanying notes to condensed consolidated financial statements.

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

1.

DESCRIPTION OF BUSINESS AND ORGANIZATION

Guangzhou Monte Fino Yacht Company Limited (the “Company”) was incorporated as a private limited liability company on October 18, 2011 in the People’s Republic of China (“the “PRC”). The Company through its subsidiaries, mainly engages in the sales and rendering the yacht services in the PRC.

Pursuant to its Articles of Association, the issued share capital was amounted to RMB1,000,000 at its inception and in September 2019, the issued share capital was increased to RMB10,000,000.

As of September 30, 2019, the sole stockholder of the Company is Mr. Yun-Kuang Kung, who owned RMB2,244,758 representing 100% equity interest of the Company.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities and place of operation	Particulars of registered/ paid up share capital	Effective interest held

Guangzhou Hysoul Yacht Company Limited	The People’s Republic of China	Provision of yacht service	Registered: RMB10,000,000 Paid up: RMB20,000	100%

Guangzhou Khashing Yacht Company Limited	The People’s Republic of China	Provision of yacht service	Registered: RMB 10,000,000 Paid up: RMB 0	90%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying condensed consolidated financial statements and notes.

●

Basis of presentation

These accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

●

Use of estimates and assumptions

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●

Accounts receivables

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. As of Setptember 30, 2019, there was no allowance for doubtful accounts.

●

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful life
Service yacht	10 years
Motor vehicle	5 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

●

Impairment of long-lived assets

In accordance with the provisions of Accounting Standards Codification (“ASC”) Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as plant and equipment held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There has been no impairment charge for the periods ended September 30, 2019 and 2018.

●

Finance leases

Leases that transfer substantially all the rewards and risks of ownership to the lessee, other than legal title, are accounted for as finance leases. Substantially all of the risks or benefits of ownership are deemed to have been transferred if any one of the four criteria is met: (i) transfer of ownership to the lessee at the end of the lease term, (ii) the lease containing a bargain purchase option, (iii) the lease term exceeding 75% of the estimated economic life of the leased asset, (iv) the present value of the minimum lease payments exceeding 90% of the fair value. At the inception of a finance lease, the Company as the lessee records an asset and an obligation at an amount equal to the present value of the minimum lease payments. The leased asset is amortized over the shorter of the lease term or its estimated useful life if title does not transfer to the Company, while the leased asset is depreciated in accordance with the Company’s depreciation policy if the title is to eventually transfer to the Company. The periodic rent payments made during the lease term are allocated between a reduction in the obligation and interest element using the effective interest method in accordance with the provisions of ASC Topic 835-30, “Imputation of Interest”.

●

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Revenue recognition

Under Accounting Stanrads Update (“ASU”) 2014-09 Revenue From Contracts with Customers (Topic 606), the Company recognizes revenue when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company derives its revenues from the sale and rendering of yacht services and recognizes in full upon completion of delivery to the receiver’s location or services to the customers. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

●

Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●

Income taxes

The Company adopted the ASC 740 “Income Tax” provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

●

Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25 for the periods ended September 30, 2019 and 2018.

●

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. In addition, the Company and subsidiaries are operating in the PRC and maintain its books and record in its local currency, Renminbi (“RMB”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in stockholder’s equity.

Translation of amounts from RMB into US$ has been made at the following exchange rates for the periods ended September 30, 2019 and 2018:

	September 30,
	2019	2018
Period-end RMB:US$ exchange rate	0.14013	0.14566
Period average RMB:US$ exchange rate	0.14573	0.15352

●

Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●

Related parties

The Company follows the ASC 850-10, “Related Party” for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed,

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

●

Commitments and contingencies

The Company follows the ASC 450-20, “Commitments” to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

●

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents accounts receivable, deposits and prepayments, other receivables, accounts payable, accrual liabilities and other payables, and amount due to a director, approximate their fair values because of the short maturity of these instruments.

●

Recent accounting pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2018-13, Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds and modifies certain disclosure requirements for fair value measurements. Under the new guidance, entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, or valuation processes for Level 3 fair value measurements. However, public business entities will be required to disclose the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and related changes in unrealized gains and losses included in other comprehensive income. ASU 2018-13 is effective for public business entities for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, and early adoption is permitted. The Company is currently evaluating the impact that this guidance will have on its financial statements.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract, which amended its guidance for costs of implementing a cloud computing service arrangement to align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. This new standard also requires customers to expense the capitalized implementation costs of a hosting arrangement that is a service contract over the term of the hosting arrangement. This new standard becomes effective for the Company in the first quarter of fiscal year 2020, with early adoption permitted. This new standard can be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The Company is evaluating the impact of adopting this amendment to its consolidated financial statements.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

3.

GOING CONCERN UNCERTAINTIES

The accompanying condensed consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has experienced the continuous losses for the period ended September 30, 2019.  Also, as at September 30, 2019, the Company has incurred an accumulated deficit of $558,259.

The continuation of the Company as a going concern through September 30, 2020 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

4.

PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	September 30, 2019	December 31, 2018
	(Unaudited)	(Audited)

Service yacht, at cost	$379,350	$379,350
Motor vehicle	17,734	-
Less: accumulated depreciation	(100,820)	(73,842)
Less: foreign translation difference	(27,487)	(18,067)
	$268,777	$287,441

Depreciation expense for the periods ended September 30, 2019 and 2018 were $26,978 and $28,419, as part of operating expenses, respectively.

5.

AMOUNT DUE TO A DIRECTOR

As of September 30, 2019, amount due to a director of the Company, Mr. Yun-Kuang Kung, which was unsecured, interest-free and had no fixed terms of repayment. Imputed interest from related party loan is not significant.

6.

OBLIGATION UNDER FINANCE LEASE

The Company purchased a motor vehicle under a finance lease agreement with the effective interest rate of 2.25% per annum, due through August 30, 2022, with principal and interest payable monthly. The obligation under the finance lease is as follows:

	September 30, 2019	December 31, 2018
	(Unaudited)	(Audited)

Finance lease	$18,519	$-
Less: interest expense	(2,896)	-

	$15,623	$-

Current portion	$4,808	$-
Non-current portion	10,815	-
Total	$15,623	$-

As of September 30, 2019, the maturities of the finance lease for each of the three years are as follows:

Period ending September 30:
2020	$4,808
2021	4,808
2022	6,007

Total:	$15,623

7.

STOCKHOLDER’S EQUITY

As of September 30, 2019 and December 31, 2018, the Company’s paid-up capital was amounted to RMB 2,244,758 and RMB999,140, equivalent to $318,446 and $143,892, respectively.

8.

INCOME TAX

The Company and its subsidiaries are operating in the PRC are subject to the Corporate Income Tax Law of the People’s Republic of China at a unified income tax rate of 25%.

For the periods ended September 30, 2019 and 2018, the Company generated net operating losses and no provision for income tax has been recorded.

As of September 30, 2019, the Company incurred $368,652 of net operating losses carryforward available for income tax purposes that may be used to offset future taxable income and will begin to expire in 5 years from the year of incurrence, if unutilized. The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets and liabilities of the Company as of September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
	(Unaudited)	(Audited)
Deferred tax assets:
Net operating loss carryforwards	$92,162	$35,724
Less: valuation allowance	(92,162)	(35,724)
Deferred tax assets, net	$-	$-

9.

RELATED PARTY TRANSACTIONS

From time to time, the director of the Company advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and had no fixed terms of repayment.

Free Office Space from its Stockholder

The Company has been provided office space by its stockholder at no cost for the period ended September 30, 2019. The management determined that such cost is nominal and did not recognize the rent expense in its condensed consolidated financial statements.

Apart from the transactions and balances detailed elsewhere in these accompanying consolidated financial statements, the Company has no other significant or material related party transactions during the periods

GUANGZHOU MONTE FINO YACHT COMPANY LIMITED

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

presented.

10.

COMMITMENTS AND CONTINGENCIES

(a)

Operating lease commitments

During the period ended September 30, 2019, the Company leased its properties and prepaid the annual rent under operating lease. The leases typically commence for a term of one year. None of the leases includes contingent rentals.

(b)

Capital commitment

As of September 30, 2019, the Company has no material capital commitments in the next twelve months.

11.

SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2019, up through the date the Company issued the audited financial statements. During the period, the Company had the following subsequent events.

On October 15, 2019, the Company completed the acquisition of 100% ownership of Guangzhou Monte Fino Yacht Co., Ltd., a Chinese limited liability company.